UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007
Ludvik Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52402	33-1148936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 N. Market St, Ste 806, Wilmington, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(757)927-2986

_______________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

On August 17, 2007, the Company authorized a dividend forward split of its common shares that provides for the issuance of an additional share of its common stock for each common share held, to be payable to its common shareholders of record, as of the close of trading on August 31, 2007. It is anticipated that the new shares will be issued on September 14, 2007 to shareholders of record on August 31, 2007. The par value of the Company’s common shares will remain unchanged.

The company intends to apply for listing on the American Stock Exchange (“AMEX”) and anticipates that the listing will be completed by the end of the year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ludvik Capital, Inc.

By:	/s/ Frank Kristan
Chief Executive Officer
Date: August 17, 2007